June 16, 2022
Pioneer Equity Income Fund
Supplement to the Summary Prospectus dated March 1, 2022
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John A. Carey, Managing Director and Director of
Equity Income, US of Amundi US (lead portfolio
manager of the fund since 1990); Walter Hunnewell,
Jr., Vice President of Amundi US (portfolio
manager of the fund since 2001); and Sammi
Truong, Vice President of Amundi US (portfolio
manager of the fund since 2018). Effective July 31,
2022, Mr. Hunnewell will retire from Amundi US
and will no longer be a portfolio manager.

32025-00-0622
©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC